UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 18, 2000

                            BANKNORTH GROUP, INC.
           (Exact name of registrant as specified in its charter)

               Delaware             000-18173           03-0321189
          (State or other        (Commission          (IRS Employer
          jurisdiction of        File Number)      Identification No.)
           incorporation)

                            Banknorth Group, Inc.
                               100 Bank Street
                                P.O. Box 5420
                          Burlington, VT 05401-5420
                  (Address of principal executive offices)

     Registrant's telephone number, including area code: (802) 658-9959

                               Not applicable
        (Former name or former address, if changed since last report)


Item 5.    Other Events
-------    ------------

On April 18, 2000, Banknorth Group, Inc. (the Company) issued a press release relating to the consolidated results of the operations of the Company and its subsidiaries for the quarter ended March 31, 2000. The text of the press release, including unaudited financial information, is attached as an exhibit to this report.


Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

      (c)  Exhibits.
           (99)  Press release dated April 18, 2000.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANKNORTH GROUP, INC.

Date:    April 18, 2000                By /s/ Thomas J. Pruitt
                                       -----------------------
                                       Thomas J. Pruitt
                                       Executive Vice President &
                                       Chief Financial Officer